UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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JNL Series Trust
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JNL SERIES TRUST

JNL/Mellon Capital European 30 Fund

JNL/Mellon Capital Pacific Rim 30 Fund

1 Corporate Way

Lansing, Michigan 48951

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NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 15, 2019

NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/Mellon Capital European 30 Fund and the JNL/Mellon Capital Pacific Rim 30 Fund, series of the JNL Series Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on March 15, 2019 at 9:30 a.m., Eastern Time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	Shareholders of the JNL/Mellon Capital European 30 Fund of the JNL Series Trust: To approve name, investment objective, investment strategy, and primary and secondary benchmark changes for the Fund (“Proposal 1”).

2.	Shareholders of the JNL/Mellon Capital Pacific Rim 30 Fund of the JNL Series Trust: To approve name, investment objective, investment strategy, and primary and secondary benchmark changes for the Fund (“Proposal 2”).

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR each of Proposal 1 and Proposal 2 (each, a “Proposal,” and collectively, the “Proposals”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 25, 2019 (the “Record Date”), shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The issuing insurers have fixed the close of business on March 13, 2019, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

February 14, 2019	Mark D. Nerud
Lansing, Michigan	Trustee, President, and Chief Executive Officer

JNL SERIES TRUST

JNL/Mellon Capital European 30 Fund

JNL/Mellon Capital Pacific Rim 30 Fund

1 Corporate Way

Lansing, Michigan 48951

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PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

February 14, 2019

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of JNL Series Trust (the “Trust”), a Massachusetts business trust, of proxies to be voted at a Joint Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/Mellon Capital European 30 Fund and the JNL/Mellon Capital Pacific Rim 30 Fund, series of the Trust, to be held on March 15, 2019, at 9:30 a.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders (the “Notice”).

The purpose of the Meeting is to consider and act upon the following proposals with respect to the Funds noted below and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	Shareholders of the JNL/Mellon Capital European 30 Fund of the JNL Series Trust: To approve name, investment objective, investment strategy, and primary and secondary benchmark changes for the Fund (“Proposal 1”).

2.	Shareholders of the JNL/Mellon Capital Pacific Rim 30 Fund of the JNL Series Trust: To approve name, investment objective, investment strategy, and primary and secondary benchmark changes for the Fund (“Proposal 2”).

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about February 14, 2019.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual and semi-annual reports to Shareholders.

The Trust will furnish, without charge, a copy of the Trust’s semi-annual report for the period ended June 30, 2018, a copy of the Trust’s annual report for the fiscal year ended December 31, 2017 (or a copy of the Trust’s annual report for the fiscal year ended December 31, 2018, when available), or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Amended and Restated By-Laws of JNL Series Trust, dated June 1, 1994 as amended and restated on September 25, 2017 (the “By-Laws”), provide that, the holders of a majority of the shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at a Shareholder meeting, except where any provision of law or the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “Declaration of Trust”) provides otherwise. The presence of Jackson National and/or Jackson National Life Insurance Company of New York (“Jackson NY,” and together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

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Required Vote

Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless a different vote is required by law, the Declaration of Trust or the By-Laws. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on a Proposal has the same practical effect as an instruction to vote against the Proposal.

Approval of the Proposals will require the affirmative vote of a majority of the votes cast by the holders of all of the Shares present or represented and voting on that Proposal.

If the Proposals are approved by Shareholders of the Fund, they will be implemented on or about  June 24 , 2019.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Interests in the Fund, a series of the Trust, are represented by shares. Shares of the Fund currently are sold only to separate accounts of Jackson National or Jackson NY to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by Jackson National or Jackson NY (the “issuing insurers”), to employee benefit plans of Jackson National or directly to Jackson National, Jackson NY, or to regulated investment companies. Although the issuing insurers legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of the Fund.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract. The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts (“Contract Owners”) with assets invested in the Fund. Contract Owners at the close of business on January 25, 2019 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session. Jackson National and Jackson NY will vote shares owned by themselves or by the plans in proportion to voting instructions timely given by Contract Owners.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract Owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract Owner in accordance with the Contract Owner’s instructions. If a Contract Owner merely signs and returns the form, the issuing insurer will vote those shares in favor of a Proposal. If the Contract Owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposals. The issuing insurers have fixed the close of business on March 13, 2019, as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Trust receives an insufficient number of votes to approve a Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

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Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and un-revoked voting instructions.

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SUMMARY OF PROPOSAL 1

(Shareholders of the JNL/Mellon Capital European 30 Fund only):

PROPOSAL: To approve name, investment objective, investment strategy, and PRIMARY and secondary benchmark changes for the JNL/Mellon Capital European 30 fund.

Introduction

The Trust, a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 123 funds, including the JNL/Mellon Capital European 30 Fund (in this Proposal, the “Fund”). This proxy statement is being furnished to Shareholders of the Fund.

Under Proposal 1, it is proposed that the Fund undergo changes to its name, investment objective, investment strategy, and primary and secondary benchmarks (in this Proposal, the “Strategy Changes”).

The Trust is providing this proxy statement to Shareholders investing in the Funds as of January 25, 2019, the Record Date.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Fund’s Administrator.

As the investment adviser to the Trust, JNAM selects, contracts with, compensates, and monitors sub-advisers to manage the investment and reinvestment of the assets of each of the funds in the Trust.  In addition, JNAM monitors the compliance of the sub-advisers with the investment objectives and related policies of each series of the Trust, reviews the performance of the sub-advisers, and reports on such performance to the Board.

Board Approval

At a meeting held on December 10-12, 2018 (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the Trust voted to approve a change to the Fund’s name from “JNL/Mellon Capital European 30 Fund” to “JNL/RAFI® Fundamental Europe Fund” and changes to the Fund’s investment objective, investment strategy, and primary and secondary benchmarks. These changes are referred to as the “Strategy Changes” in this proxy statement.

At the Board Meeting, the Board, including the Independent Trustees, of the Trust also voted to approve certain changes to the Fund’s advisory and sub-advisory fee schedules in connection with the Strategy Changes. The changes to the Fund's advisory and sub-advisory fee schedules will be effective June 24, 2019.  Specifically, the change to the Fund’s advisory fee schedule will eliminate a breakpoint in the current fee schedule and use a lower fee rate for that net asset level. The changes to the Fund’s sub-advisory fee schedule will change the Fund’s breakpoints so that the sub-advisory fee rates are the same or lower at any level of net assets. At the Board Meeting, the Board also reviewed a new license agreement between JNAM and RAFI Indices, LLC (“RAFI”) in connection with the Strategy Changes. The Fund will pay the new license fee, which will increase the Fund’s total annual operating expenses.

Information Regarding Strategy Changes for the Fund

JNAM is recommending certain changes for the Fund.  JNAM is the investment adviser to the Fund, and Mellon Investments Corporation ("Mellon") is the sub-adviser. There are no proposed changes to the investment adviser or sub-adviser under Proposal 1.  The Strategy Changes are being proposed to convert the Fund from a passively managed fund that invests in the securities of 30 companies selected from the MSCI Europe Index to a passively managed fund that invests in securities that comprise the RAFI® Fundamental Europe Index.

In implementing the proposed investment strategy, Mellon , as the Fund's sub-adviser, will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities of the RAFI® Fundamental Europe Index. Mellon will invest the remainder of the Fund's assets in cash, securities, and instruments that are not component securities of the RAFI® Fundamental Europe Index but which Mellon believes will help the Fund track the RAFI® Fundamental Europe Index. The Fund will attempt to replicate the RAFI® Fundamental Europe Index by investing all or substantially all of its assets in the stocks that make up the RAFI® Fundamental Europe Index.
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The RAFI® Fundamental Europe Index is constructed by RAFI Indices, LLC (the “Index Provider”). The Index Provider uses a fundamental weighting approach to construct the RAFI® Fundamental Europe Index, which includes a diversified universe of securities from developed European countries. A company’s eligibility for the universe is determined by the company’s relative size based on its fundamental weight, calculated using adjusted sales, cash flow, dividends and buybacks, and book value.

If Shareholders approve the Strategy Changes, the Fund’s investment objective and investment strategies will be revised to reflect that the Fund will no longer invest in securities of 30 companies selected from the MSCI Europe Index. A comparison of the Fund’s current investment objective and principal investment strategies and the proposed investment objective and principal investment strategies is shown in the table below.

JNL/Mellon Capital European 30 Fund	Proposed JNL/RAFI®Fundamental Europe Fund
Investment Objective The investment objective of the Fund is to provide capital appreciation.	Investment Objective The investment objective of the Fund is to match the performance of the RAFI® Fundamental Europe Index.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities of 30 companies selected from the MSCI Europe Index.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities (“Component Securities”) of the RAFI Fundamental Europe Index (the “Index”). The Fund may invest the remainder of its assets in cash, securities, and instruments that are not Component Securities but which Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), believes will help the Fund track its Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund selects 30 securities from the MSCI Europe Index, based on screens evaluating volatility, efficiency of company management, and a valuation-to-price ratio. The securities are placed into 1 of the 4 following country groupings:

●       United Kingdom;

●       Austria, Germany, Netherlands, Switzerland;

●       Denmark, Finland, Norway, Sweden; and

●       Belgium, France, Ireland, Italy, Portugal, Spain

No corresponding strategy.
The 30 securities are selected once annually on the Security Selection Date. The Security Selection Date will be on or about January 1 of each year.	No corresponding strategy.
No corresponding strategy.

The Index is constructed by RAFI Indices, LLC (the “Index Provider”). The Index Provider uses a fundamental weighting approach to construct the Index, which includes a diversified universe of securities from developed European countries. A company’s eligibility for the universe is determined by the company’s relative size based on its fundamental weight, calculated using adjusted sales, cash flow, dividends and buybacks, and book value.

As of September 30, 2018, the Index consisted of 414 Component Securities. The Index is reconstituted annually and rebalanced on a quarterly staggered basis on the last business day of March, June, and September and the third Friday of December. The Index is split into four equal parts (tranches), and each tranche has equal weight at the March rebalance. Each tranche is rebalanced once a year to target weights determined for that quarter.

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JNL/Mellon Capital European 30 Fund	Proposed JNL/RAFI®Fundamental Europe Fund

Mellon Investments Corporation (" Mellon " or "Sub-Adviser") generally uses a buy and hold strategy, trading only on or around each Security Selection Date, when cash flow activity occurs in the Fund, and for dividend reinvestment purposes. The Sub-Adviser may also trade for mergers if the original security included in the Fund’s portfolio is not the surviving security.
The Sub-Adviser uses a “passive” or “indexing” approach to try to achieve the Fund’s investment objective. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.
Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”) and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.	No corresponding strategy.
The Fund may invest in a combination of exchange-traded funds ("ETFs") to assist with fund rebalances and to meet redemption or purchase requests.	The Fund may also invest in exchange-traded funds ("ETFs") to assist with index rebalances and to meet redemption or purchase requests. The Fund's holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.
The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund's investment objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund's objective. In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain appropriate currency exposures.	The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities, from developed European countries. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.
The Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.	No corresponding strategy.

Information Regarding Principal Risks

If Shareholders approve the Strategy Changes, the Fund’s principal risks will also be revised consistent with investing in securities that comprise the RAFI® Fundamental Europe Index. A comparison of the Fund’s current principal risks and the proposed principal risks are shown in the table below.

Principal Risks	JNL/Mellon Capital European 30 Fund	Proposed JNL/RAFI® Fundamental Europe Fund
Derivatives risk	X	X
Equity securities risk	X	X
European investment risk	X	X
Exchange-traded funds investing risk	X	X
Financial services risk	X

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Principal Risks	JNL/Mellon Capital European 30 Fund	Proposed JNL/RAFI® Fundamental Europe Fund
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Forward foreign currency exchange contracts risk	X
Index investing risk		X
License termination risk		X
Limited management, trading cost and rebalance risk	X	X
Managed portfolio risk	X
Market risk		X
Non-diversification risk	X
Passive investment risk	X	X
Portfolio turnover risk	X
Tracking error risk		X

Information Regarding Primary and Secondary Benchmark Changes

As part of the Strategy Changes, JNAM proposes to change the Fund’s primary and secondary benchmarks as shown in the table below. JNAM recommends these changes to the primary and secondary benchmarks for consistency with the proposed Strategy Changes.

	JNL/Mellon Capital European 30 Fund	Proposed JNL/RAFI® Fundamental Europe Fund
Primary benchmark	MSCI Europe Index (Net)	RAFI® Fundamental Europe Index ( Gross )
Secondary benchmark	None	MSCI Europe Index (Net)

For complete disclosure of the Fund’s investment objective, investment strategies, risks and other related disclosure, as well as how this disclosure is proposed to be revised, please see Appendix A.

Information Regarding Fee Changes

In connection with the Strategy Changes, there will be changes to the total expenses for the Fund, as discussed below.

Management Fees

In connection with the Strategy Changes, JNAM will reduce its management fees. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Mellon Capital European 30 Fund
Net Assets	Rate
$0 to $50 million	0.270%
$50 million to $100 million	0.210%
$100 million to $3 billion	0.180%
$3 billion to $5 billion	0.170%
Over $5 billion	0.160%

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After the Strategy Changes, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

Proposed JNL/RAFI® Fundamental Europe Fund
Net Assets	Rate
$0 to $100 million	0.210%
$100 million to $3 billion	0.180%
$3 billion to $5 billion	0.170%
Over $5 billion	0.160%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2018. The pro forma aggregate amount of management fees paid to the Adviser would have been lower had the Strategy Changes occurred during the applicable period.

Fund Name	Actual Fees
JNL/Mellon Capital European 30 Fund	$ 844,051

Sub-Advisory Fees

JNAM is responsible for paying the sub-advisory fee out of its own resources. The sub-advisory fee schedule in connection with the Strategy Changes is different than the sub-advisory fee schedule currently. The Mellon is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

JNL/Mellon Capital European 30 Fund
Net Assets	Annual Rate
$0 to $100 million	0.060%
$100 million to $750 million	0.030%
Over $750 million	0.015%

After the Strategy Changes, Mellon will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

Proposed JNL/RAFI® Fundamental Europe Fund
Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

For the year ended December 31, 2018, JNAM paid $ 160,675 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to the Mellon had the Strategy Changes occurred during the applicable period.

Index Licensing Fees

At the Board Meeting, the Board reviewed a new license agreement between JNAM and RAFI in connection with the Strategy Changes. The Fund will pay the license fees, which will increase the Fund’s total annual operating expenses.

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

The Board has approved the expense changes for the Fund reflected in the tables below. Fees and expenses for the Fund are based on those incurred for the fiscal year ended December 31, 2018. The pro forma fees and expenses of the Fund assume that the Strategy Changes had been in effect for the year ended December 31, 2018.

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	Current Expenses		Pro Forma Expenses [1](assuming each proposal is approved by Shareholders)
	Class A	Class I	Class A	Class I
Management Fee	0.19%	0.19%	0.19%	0.19%
Distribution and/or Service Fees (12b-1 fees)	0.30%	0.00%	0.30%	0.00%
Other Expenses[1]	0.1 5%	0.1 5%	0.1 9%	0.1 9%
Total Annual Fund Operating Expenses[2]	0.6 4%	0.3 4%	0.6 8%	0.3 8%

1 "Other Expenses" include an Administrative Fee of 0.15% which is payable to JNAM.

2 Expense information has been restated to reflect current fees.

Expense Examples

The expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Variable Contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Expense Example
Class A	$6 5	$20 5	$3 57	$ 798
Class I	$3 5	$ 109	$19 1	$4 31
Pro Forma Expense Example (assuming each proposal is approved by Shareholders)
Class A	$6 9	$21 8	$37 9	$8 47
Class I	$3 9	$1 22	$2 13	$4 80

Brokerage Commissions and Fund Transactions

With respect to portfolio security transactions, JNAM and Mellon would attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. JNAM and  Mellon would be authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term “research, market or statistical information” may include (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions are authorized to be paid to firms that provide research services to the extent permitted by law. JNAM and Mellon would be able to use this research information in managing the Fund’s assets, as well as the assets of other clients. However,  Mellon currently does not plan to use soft dollars, engage in directed brokerage or engage in cross trades with client accounts it manages in connection with the Fund’s securities transactions.

Any portfolio transaction for the Fund may be executed through brokers that are affiliated with the Fund, other funds of the Trust, JNAM, and/or a sub-adviser, if, in the sub-adviser’s judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

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During the fiscal year ended December 31, 2018, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2018, the Fund paid $ 1,306,589 in 12b-1 fees to JNAM and/or its affiliated persons. It is expected that the services under the Amended and Restated Distribution Plan for the Trust, on behalf of the Fund, will continue after the Proposals discussed herein become effective.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 1.

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SUMMARY OF PROPOSAL 2

(Shareholders of the JNL/Mellon Capital Pacific Rim 30 Fund only):

PROPOSAL: To approve name, investment objective, investment strategy, and PRIMARY AND SECONDARY benchmark changes for the JNL/Mellon Capital Pacific Rim 30 fund.

Introduction

The Trust, a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 123 funds, including the JNL/Mellon Capital Pacific Rim 30 Fund (in this Proposal, the “Fund”). This proxy statement is being furnished to Shareholders of the Fund.

Under Proposal 2, it is proposed that the Fund undergo changes to its name, investment objective, investment strategy, and primary and secondary benchmarks (in this Proposal, the “Strategy Changes”).

The Trust is providing this proxy statement to Shareholders investing in the Funds as of January 25, 2019, the Record Date.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Fund’s Administrator.

As the investment adviser to the Trust, JNAM selects, contracts with, compensates, and monitors sub-advisers to manage the investment and reinvestment of the assets of each of the funds in the Trust.  In addition, JNAM monitors the compliance of the sub-advisers with the investment objectives and related policies of each series of the Trust, reviews the performance of the sub-advisers, and reports on such performance to the Board.

Board Approval

At a meeting held on December 10-12, 2018 (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the Trust voted to approve a change to the Fund’s name from “JNL/Mellon Capital Pacific Rim 30 Fund” to “JNL/RAFI® Fundamental Asia Developed Fund” and changes to the Fund’s investment objective, investment strategy, and primary and secondary benchmarks. These changes are referred to as the “Strategy Changes” in this proxy statement.

At the Board Meeting, the Board, including the Independent Trustees, of the Trust also voted to approve certain changes to the Fund’s advisory and sub-advisory fee schedules in connection with the Strategy Changes. The changes to the Fund's advisory and sub-advisory fee schedules will be effective June 24, 2019. Specifically, the change to the Fund’s advisory fee schedule will eliminate a breakpoint in the current fee schedule and use a lower fee rate for that net asset level. The changes to the Fund’s sub-advisory fee schedule will change the Fund’s breakpoints so that the sub-advisory fee rates are the same or lower at any level of net assets. At the Board Meeting, the Board also reviewed a new license agreement between JNAM and RAFI Indices, LLC (“RAFI”) in connection with the Strategy Changes. The Fund will pay the new license fee, which will increase the Fund’s total annual operating expenses.

Information Regarding Strategy Changes for the Fund

JNAM is recommending certain changes for the Fund. JNAM is the investment adviser to the Fund, and Mellon Investments Corporation (“ Mellon ”) is the sub-adviser. There are no proposed changes to the investment adviser or sub-adviser under Proposal 2. The Strategy Changes are being proposed to convert the Fund from a passively managed fund that invests in the securities of 30 companies selected from the MSCI Pacific Index to a passively managed fund that invests in securities that comprise the RAFI® Asia Developed Index.

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In implementing the proposed investment strategy, Mellon , as the Fund’s sub-adviser, will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities of the RAFI® Fundamental Asia Developed Index. Mellon will invest the remainder of the Fund’s assets in cash, securities, and instruments that are not component securities of the RAFI® Fundamental Asia Developed Index but which Mellon believes will help the Fund track the RAFI® Fundamental Asia Developed Index. The Fund will attempt to replicate the RAFI® Fundamental Asia Developed Index by investing all or substantially all of its assets in the stocks that make up the RAFI® Fundamental Asia Developed Index.

The RAFI® Fundamental Asia Developed Index is constructed by RAFI Indices, LLC (the “Index Provider”). The Index Provider uses a fundamental weighting approach to construct the RAFI® Fundamental Asia Developed Index, which includes a diversified universe of securities from developed Asian countries. A company’s eligibility for the universe is determined by the company’s relative size based on its fundamental weight, calculated using adjusted sales, cash flow, dividends and buybacks, and book value.

If Shareholders approve the Strategy Changes, the Fund’s investment objective and investment strategies will be revised to reflect that the Fund will no longer invest in securities of 30 companies selected from the MSCI Pacific Index. A comparison of the Fund’s current investment objective and principal investment strategies and the proposed investment objective and principal investment strategies is shown in the table below.

JNL/Mellon Capital Pacific Rim 30 Fund	Proposed JNL/RAFI®Fundamental Asia Developed Fund
Investment Objective The investment objective of the Fund is to provide capital appreciation.	Investment Objective The investment objective of the Fund is to match the performance of the RAFI® Fundamental Asia Developed Index.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities of 30 companies selected from the MSCI Pacific Index.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities (“Component Securities”) of the RAFI Fundamental Asia Developed Index (the “Index”). The Fund may invest the remainder of its assets in cash, securities, and instruments that are not Component Securities but which Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), believes will help the Fund track its Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund selects 30 securities from the MSCI Pacific Index, based on screens evaluating volatility, efficiency of company management, and a valuation-to-price ratio. Half of the securities selected come from Japan, and the other half of the securities may come from Australia, Hong Kong, New Zealand, and Singapore. The securities selected are equal weighted in the Fund.	No corresponding strategy.
The 30 securities are selected once annually on the Security Selection Date. The next Security Selection Date will be on or about January 1 of each year.	No corresponding strategy.
No corresponding strategy.

The Index is constructed by RAFI Indices, LLC (the “Index Provider”). The Index Provider uses a fundamental weighting approach to construct the Index, which includes a diversified universe of securities from developed Asian countries. A company’s eligibility for the universe is determined by the company’s relative size based on its fundamental weight, calculated using adjusted sales, cash flow, dividends and buybacks, and book value.

As of September 30, 2018, the Index consisted of 755 Component Securities. The Index is reconstituted annually and rebalanced on a quarterly staggered basis on the last business day of March, June, and September and the third Friday of December. The Index is split into four equal parts (tranches), and each tranche has equal weight at the March rebalance. Each tranche is rebalanced once a year to target weights determined for that quarter.

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JNL/Mellon Capital Pacific Rim 30 Fund	Proposed JNL/RAFI®Fundamental Asia Developed Fund
Mellon Investments Corporation (" Mellon " or "Sub-Adviser") generally uses a buy and hold strategy, trading only on or around each Security Selection Date, when cash flow activity occurs in the Fund, and for dividend reinvestment purposes. The Sub-Adviser may also trade for mergers if the original security included in the Fund’s portfolio is not the surviving security.	The Sub-Adviser uses a “passive” or “indexing” approach to try to achieve the Fund’s investment objective. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.
Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”) and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.	No corresponding strategy.
The Fund may invest in a combination of exchange-traded funds ("ETFs") to assist with fund rebalances and to meet redemption or purchase requests.	The Fund may also invest in exchange-traded funds ("ETFs") to assist with index rebalances and to meet redemption or purchase requests. The Fund's holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.
The Fund may invest in financial futures, a type of derivative, to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund's objective. In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain appropriate currency exposures.	The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities, from developed Asian countries. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.
The Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.	No corresponding strategy.

Information Regarding Principal Risks

If Shareholders approve the Strategy Changes, the Fund’s principal risks will also be revised consistent with investing in securities that comprise the RAFI® Fundamental Asia Developed Index. A comparison of the Fund’s current principal risks and the proposed principal risks are shown in the table below.

Principal Risks	JNL/Mellon Capital Pacific Rim 30 Fund	Proposed JNL/RAFI®Fundamental Asia Developed Fund
Asian investment risk		X
Derivatives risk	X	X
Equity securities risk	X	X
Exchange-traded funds investing risk	X	X
Financial services risk	X
Foreign regulatory risk	X	X

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Principal Risks	JNL/Mellon Capital Pacific Rim 30 Fund	Proposed JNL/RAFI®Fundamental Asia Developed Fund
Foreign securities risk	X	X
Forward and futures contract risk	X
Index investing risk		X
License termination risk		X
Limited management, trading cost and rebalance risk	X	X
Managed portfolio risk	X
Market risk		X
Non-diversification risk	X
Pacific Rim investing risk	X
Passive investment risk	X	X
Portfolio turnover risk	X
Tracking error risk		X

Information Regarding Primary and Secondary Benchmark Changes

As part of the Strategy Changes, JNAM proposes to change the Fund’s primary and secondary benchmarks as shown in the table below. JNAM recommends these changes to the primary and secondary benchmarks for consistency with the proposed Strategy Changes.

	JNL/Mellon Capital Pacific Rim 30 Fund	Proposed JNL/RAFI®Fundamental Asia Developed Fund
Primary benchmark	MSCI Pacific Index (Net)	RAFI® Fundamental Asia Developed Index ( Gross )
Secondary benchmark	None	MSCI Pacific Index (Net)

For complete disclosure of the Fund’s investment objective, investment strategies, risks and other related disclosure, as well as how this disclosure is proposed to be revised, please see Appendix B.

Information Regarding Fee Changes

In connection with the Strategy Changes, there will be changes to the total expenses for the Fund, as discussed below.

Management Fees

In connection with the Strategy Changes, JNAM will reduce its management fees. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Mellon Capital Pacific Rim 30 Fund
Net Assets	Rate
$0 to $50 million	0.270%
$50 million to $100 million	0.210%
$100 million to $3 billion	0.180%
$3 billion to $5 billion	0.170%
Over $5 billion	0.160%

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After the Strategy Changes, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

Proposed JNL/RAFI® Fundamental Asia Developed Fund
Net Assets	Rate
$0 to $100 million	0.210%
$100 million to $3 billion	0.180%
$3 billion to $5 billion	0.170%
Over $5 billion	0.160%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2018. The pro forma aggregate amount of management fees paid to the Adviser would have been lower had the Strategy Changes occurred during the applicable period.

Fund Name	Actual Fees
JNL/Mellon Capital Pacific Rim 30 Fund	$ 562,749

Sub-Advisory Fees

JNAM is responsible for paying the sub-advisory fee out of its own resources. The sub-advisory fee schedule in connection with the Strategy Changes is different than the sub-advisory fee schedule currently. The Mellon is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

JNL/Mellon Capital Pacific Rim 30 Fund
Net Assets	Annual Rate
$0 to $100 million	0.060%
$100 million to $750 million	0.030%
Over $750 million	0.015%

After the Strategy Changes, Mellon will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

Proposed JNL/RAFI® Fundamental Asia Developed Fund
Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

For the year ended December 31, 2018, JNAM paid $ 113,791 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to the Mellon had the Strategy Changes occurred during the applicable period.

Index Licensing Fees

At the Board Meeting, the Board reviewed a new license agreement between JNAM and RAFI in connection with the Strategy Changes. The Fund will pay the license fees, which will increase the Fund’s total annual operating expenses.

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

The Board has approved the expense changes for the Fund reflected in the tables below. Fees and expenses for the Fund are based on those incurred for the fiscal year ended December 31, 2018. The pro forma fees and expenses of the Fund assume that the Strategy Changes had been in effect for the year ended December 31, 2018.

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	Current Expenses		Pro Forma Expenses [1](assuming each proposal is approved by Shareholders)
	Class A	Class I	Class A	Class I
Management Fee	0.20%	0.20%	0.19%	0.19%
Distribution and/or Service Fees (12b-1 fees)	0.30%	0.00%	0.30%	0.00%
Other Expenses[1]	0.15%	0.15%	0.19%	0.19%
Total Annual Fund Operating Expenses[2]	0.65%	0.35%	0.68%	0.38%

1 "Other Expenses" include an Administrative Fee of 0.15% which is payable to JNAM.

2 Expense information has been restated to reflect current fees.

Expense Examples

The expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Variable Contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Expense Example
Class A	$66	$208	$362	$810
Class I	$36	$113	$197	$443
Pro Forma Expense Example (assuming each proposal is approved by Shareholders)
Class A	$69	$21 8	$37 9	$84 7
Class I	$39	$12 2	$21 3	$4 80

Brokerage Commissions and Fund Transactions

With respect to portfolio security transactions, JNAM and Mellon would attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. JNAM and Mellon would be authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term “research, market or statistical information” may include (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions are authorized to be paid to firms that provide research services to the extent permitted by law. JNAM and Mellon would be able to use this research information in managing the Fund’s assets, as well as the assets of other clients. However,  Mellon currently does not plan to use soft dollars, engage in directed brokerage or engage in cross trades with client accounts it manages in connection with the Fund’s securities transactions.

Any portfolio transaction for the Fund may be executed through brokers that are affiliated with the Fund, other funds of the Trust, JNAM, and/or a sub-adviser, if, in the sub-adviser’s judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

During the fiscal year ended December 31, 2018, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2018, the Fund paid $ 837,596 in 12b-1 fees to JNAM and/or its affiliated persons. It is expected that the services under the Amended and Restated Distribution Plan for the Trust, on behalf of the Fund, will continue after the Proposals discussed herein become effective.

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THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 2.

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OTHER MATTERS

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM also serves as the Trust’s Administrator. Jackson National Life Distributors LLC (“JNLD”), an affiliate of the JNAM and the Trust, is principal underwriter for the Trust, including the Fund, and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson National and its subsidiaries.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 25, 2019, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of the Funds’ shares:

Fund	Shares Outstanding
JNL/Mellon Capital European 30 Fund (Class A)	31,019,119.519
JNL/Mellon Capital European 30 Fund (Class I)	21,811.655

Fund	Shares Outstanding
JNL/Mellon Capital Pacific Rim 30 Fund (Class A)	17,585,243.449
JNL/Mellon Capital Pacific Rim 30 Fund (Class I)	1,8219.657

As of January 25, 2019, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

Because shares in the Trust are sold only to Jackson National, Jackson NY, certain Funds of the Trust, and certain investment companies managed by affiliates of JNAM organized as Fund of Funds, Jackson National, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson National and Jackson NY will solicit voting instructions from owners of Variable Contracts regarding matters submitted to Shareholder vote and will vote the shares held by its separate accounts in accordance with the voting instructions received from Contract Owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, and shares held in the separate accounts for which no voting instructions are received from Contract Owners, also will be voted in the same proportions as those shares for which voting instructions are received from Contract Owners. This is sometimes referred to as “echo” voting.

As of the Record Date, January 25, 2019, no persons owned 5% or more of the shares of the Funds either beneficially or of record .

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Contract Owners may be deemed to have an indirect beneficial interest in the Funds’ shares owned by the separate accounts. As noted above, Contract Owners have the right to give instructions to the insurance company Shareholders as to how to vote the Funds’ shares attributable to their Variable Contracts. As of January 25, 2019, no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the JNL/Mellon Capital Pacific Rim 30 Fund.  As of January 25, 2019, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the JNL/Mellon Capital European 30 Fund:

JNL/Mellon Capital European 30 Fund – Class I Shares
Contract Owner's Name/Address	Percent Ownership of Shares of the Fund
Benjamin A Wanner Living Trust DTD Benjamin A Wanner Ttee 4905 Fort Hill Trail Hillsboro, MO 63050	41.49%

CONTINGENCY PLAN

Proposal 1 and Proposal 2 are contingent upon one another. If each proposal is not approved by Shareholders of each respective Fund, each Fund’s name, investment objective, investment strategy, and primary and secondary benchmarks will not change as described under each “Summary of the Proposal” sections, and each Fund will continue to operate as it currently does. In that case, the Board will consider what, if any, course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of each Fund to approve each Proposal.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone, or personal contact by officers or employees of the Trust, JNAM, or Jackson National.

JNAM, as the Trust’s Administrator, has retained the services of Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, New York 11749, to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $127,485.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

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PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Mark D. Nerud Trustee, President, and Chief Executive Officer Dated: February 14, 2019 Lansing, Michigan

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APPENDIX A

Summary Prospectus – ~~August 13, 2018~~ June 24 , 2019

JNL/RAFI® Fundamental Europe Fund

(formerly, JNL/Mellon Capital European 30 Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to match the performance of the RAFI® Fundamental Europe Index~~provide capital appreciation~~.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.1 9% ~~0.16%~~
Total Annual Fund Operating Expenses[2]	0.6 8% ~~0.65%~~

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.1 9% ~~0.16%~~
Total Annual Fund Operating Expenses[2]	0.3 8% ~~0.35%~~

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/RAFI® Fundamental Europe~~Mellon Capital European 30~~ Fund Class A
1 year	3 years	5 years	10 years
$6 9 ~~$66~~	$21 8 ~~$208~~	$37 9 ~~$362~~	$8 47 ~~$810~~

A-1

JNL/RAFI® Fundamental Europe~~Mellon Capital European 30~~ Fund Class I
1 year	3 years	5 years	10 years
$3 9 ~~$36~~	$1 22 ~~$113~~	$2 13 ~~$197~~	$4 80 ~~$443~~

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2018 - 12/31/2018 ~~1/1/2017 - 12/31/2017~~	68 ~~63~~	%* ~~%~~

* This portfolio turnover rate is for the JNL/Mellon Capital European 30 Fund.

Principal Investment Strategies.The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities (“Component Securities”) of the RAFI Fundamental Europe Index (the “Index”). The Fund may invest the remainder of its assets in cash, securities, and instruments that are not Component Securities but which Mellon Corporation, the Fund’s sub-adviser (“Sub-Adviser”), believes will help the Fund track its Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Index is constructed by RAFI Indices, LLC (the “Index Provider”). The Index Provider uses a fundamental weighting approach to construct the Index, which includes a diversified universe of securities from developed European countries. A company’s eligibility for the universe is determined by the company’s relative size based on its fundamental weight, calculated using adjusted sales, cash flow, dividends and buybacks, and book value.

As of September 30, 2018, the Index consisted of 414 Component Securities. The Index is reconstituted annually and rebalanced on a quarterly staggered basis on the last business day of March, June, and September and the third Friday of December. The Index is split into four equal parts (tranches), and each tranche has equal weight at the March rebalance. Each tranche is rebalanced once a year to target weights determined for that quarter.

The Sub-Adviser uses a “passive” or “indexing” approach to try to achieve the Fund’s investment objective. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

The Fund may also invest in exchange-traded funds ("ETFs") to assist with index rebalances and to meet redemption or purchase requests. The Fund's holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.

The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities, from developed European countries. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

~~The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities of 30 companies selected from the MSCI Europe Index.~~

~~The Fund selects 30 securities from the MSCI Europe Index, based on screens evaluating volatility, efficiency of company management, and a valuation-to-price ratio. The securities are placed into 1 of the 4 following country groupings:~~

~~●~~ 	~~United Kingdom;~~
~~●~~ 	~~Austria, Germany, Netherlands, Switzerland;~~
~~●~~ 	~~Denmark, Finland, Norway, Sweden; and~~
~~●~~ 	~~Belgium, France, Ireland, Italy, Portugal, Spain~~

~~Each country grouping represents 25% of the Fund. The securities selected are equal weighted in the Fund.~~

~~The 30 securities are selected once annually on the Security Selection Date. The Security Selection Date will be on or about January 1of each year.~~

~~BNY Mellon Asset Management North America Corporation ("BNYM AMNA" or "Sub-Adviser") generally uses a buy and hold strategy, trading only on or around each Security Selection Date, when cash flow activity occurs in the Fund, and for dividend reinvestment purposes. The Sub-Adviser may also trade for mergers if the original security included in the Fund’s portfolio is not the surviving security.~~

~~Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”) and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.~~

A-2

~~The Fund may invest in a combination of exchange-traded funds ("ETFs") to assist with fund rebalances and to meet redemption or purchase requests.~~

~~The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund's investment objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund's objective. In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain appropriate currency exposures.~~

~~The Fund is a “non-diversified” fund, as defined in the 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
●
European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities.  In addition, since Europe includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Additionally, the United Kingdom's intended departure from the EU, commonly known as "Brexit," may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU.

●
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.
●
License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party's intellectual property in connection with the Fund's name and/or investment strategies.  The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy or receive important data from the licensor.  Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

●
Index investing risk – The Fund's indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Should a Fund engage in index sampling, the performance of the securities selected will not provide investment performance matching that of the Index.   Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund's shares, changes in the composition of the index, and the Fund's expenses.  Certain regulatory limitations, such as Fund diversification requirements, may limit the ability of a Fund to completely replicate an index.

●
Passive investment risk – The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of, the Index, regardless of their investment merits. Therefore, the Fund would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.

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●
Tracking error risk – Tracking error is the divergence of the Fund's performance from that of the Index. The Fund's return may not match the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended to meet the issuer diversiﬁcation requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its afﬁliates.

●
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

●
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

●
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

●
Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks:  (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF's shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF's fees and expenses as well as their share of the Fund's fees and expenses.

~~●~~ 	~~Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.~~
~~●~~ 	~~Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.~~
~~●~~ 	~~European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities. In addition, Europe includes both developed and emerging markets and investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Additionally, the United Kingdom's intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU.~~
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~~●~~ 	~~Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.~~
~~●~~ 	~~Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.~~
~~●~~ 	~~Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.~~
~~●~~ 	~~Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.~~
~~●~~ 	~~Forward foreign currency exchange contracts risk – Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.~~
~~●~~ 	~~Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.~~
~~●~~ 	~~Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.~~
~~●~~ 	~~Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.~~
~~●~~ 	~~Passive investment risk – The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of, the Index, regardless of their investment merits. Therefore, the Fund would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.~~
~~●~~ 	~~Portfolio turnover risk – Active trading, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.~~

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Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to June 24 , 2019 reflects the Fund’s results when the Fund’s principal investment strategies were different, and the Fund tracked the MSCI Europe Index (Net). Effective June 24 , 2019, for consistency with the Fund’s principal investment strategies, the Fund’s primary benchmark, the MSCI Europe Index (Net), was replaced with the RAFI Fundamental Europe Index ( Gross ). The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  The RAFI Fundamental Europe Index (Gross) represents the total return of the index over the applicable periods (total return assumes no taxation of foreign dividends whereas Fund shareholders would experience taxation of foreign dividends).

Effective June 24, 2019, for consistency with the Fund's principal investment strategies, the Fund has included the MSCI Europe Index (Net) as its secondary benchmark.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31
Class A
Best Quarter (ended 6/30/2009):  27.11%; Worst Quarter (ended 9/30/2011):  -19.97%
~~Best Quarter (ended 6/30/2009): 27.11%; Worst Quarter (ended 9/30/2011): -19.97%~~
Annual Total Returns as of December 31
Class I
Best Quarter (ended 6/30/2009): 27.07%; Worst Quarter (ended 9/30/2011): -19.89%

~~Best Quarter (ended 6/30/2009): 27.07%; Worst Quarter (ended 9/30/2011): -19.89%~~

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Average Annual Total Returns as of 12/31/2018
	1 year	5 year	10 year
JNL/RAFI® Fundamental Europe Fund (Class A)	-14.80%	-0.40%	6.38%
RAFI® Fundamental Europe Index ( Gross ) (reflects no deduction for fees, expenses, or taxes)	-14.39%	0.73%	7.02%
MSCI Europe Index (Net) (reflects no deduction for fees, expenses, or taxes)	-14.86%	-0.61%	6.15%
~~Average Annual Total Returns as of 12/31/2017~~
	~~1 year~~	~~5 year~~	~~Life of Fund (October 06, 2008)~~
~~JNL/Mellon Capital European 30 Fund (Class A)~~	~~23.74 %~~	~~8.49 %~~	~~7.07~~ %
~~MSCI Europe Index (Net) (reflects no deduction for fees, expenses, or taxes)~~	~~25.51 %~~	~~7.37 %~~	~~6.67~~ %

Average Annual Total Returns as of 12/31/2018
	1 year	5 year	10 year
JNL/RAFI® Fundamental Europe Fund (Class I)	-14.58%	-0.20%	6.60%
RAFI® Fundamental Europe Index ( Gross ) (reflects no deduction for fees, expenses, or taxes)	-14.39%	0.73%	7.02%
MSCI Europe Index (Net) (reflects no deduction for fees, expenses, or taxes)	-14.86%	-0.61%	6.15%
~~Average Annual Total Returns as of 12/31/2017~~
	~~1 year~~	~~5 year~~	~~Life of Class (October 06, 2008)~~
~~JNL/Mellon Capital European 30 Fund (Class I)~~	~~24.00 %~~	~~8.69 %~~	~~7.28~~ %
~~MSCI Europe Index (Net) (reflects no deduction for fees, expenses, or taxes)~~	~~25.51 %~~	~~7.37 %~~	~~6.67~~ %

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Investments Corporation (" Mellon ") ~~BNY Mellon Asset Management North America Corporation~~

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong, CFA	2008	Managing Director, Mellon ~~BNYM AMNA~~
Richard A. Brown, CFA	2008	Managing Director, Mellon ~~BNYM AMNA~~
Thomas J. Durante, CFA	2010	Managing Director, Mellon ~~BNYM AMNA~~

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

A-7

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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JNL/RAFI® Fundamental Europe~~Mellon Capital European 30~~ Fund

(formerly, the JNL/Mellon Capital European 30 Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to match the performance of the RAFI® Fundamental Europe Index~~provide capital appreciation~~.

Principal Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities (“Component Securities”) of the RAFI Fundamental Europe Index (the “Index”). The Fund may invest the remainder of its assets in cash, securities, and instruments that are not Component Securities but which Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), believes will help the Fund track its Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Index is constructed by RAFI Indices, LLC (the “Index Provider”). The Index Provider uses a fundamental weighting approach to construct the Index, which includes a diversified universe of securities from developed European countries.

The universe for the Index construction process starts with all common equity securities traded on primary exchanges, which meet and pass minimum liquidity and investability (capacity) requirements, issued by companies that are assigned to the developed European countries by the Index Provider. The Index Provider assigns companies to countries and promulgates that assignment to securities. Eligible securities are then determined by selecting companies based on fundamental weight, calculated using four accounting measures from company financial statements: (i) de-levered sales, calculated as company sales averaged over the past five years multiplied by the ratio of average equity to average assets; (ii) cash flow, taken as the company operating cash flow averaged over the past five years; (iii) dividends plus buybacks, calculated using the average dividends paid and share buybacks over the past five years; and (iv) book value, taken as the most recent company book value.

As of September 30, 2018, the Index consisted of 414 Component Securities. The Index is reconstituted annually and rebalanced on a quarterly staggered basis on the last business day of March, June, and September and the third Friday of December. The Index is split into four equal parts (tranches), and each tranche has equal weight at the March rebalance. Each tranche is rebalanced once a year to target weights determined for that quarter.

The Sub-Adviser uses a “passive” or “indexing” approach to try to achieve the Fund’s investment objective. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

The Fund may also invest in exchange-traded funds ("ETFs") to assist with index rebalances and to meet redemption or purchase requests. The Fund's holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.

The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities, from developed European countries. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

~~The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities of 30 companies selected from the MSCI Europe Index.~~

~~The 30 securities are selected once annually on the Security Selection Date. The Security Selection Date is on or about January 1 of each year. BNY Mellon Asset Management North America Corporation (“BNYM AMNA” or “Sub-Adviser”) generally uses a buy and hold strategy, trading only on or around each Security Selection Date, when cash flow activity occurs in the Fund, and for dividend reinvestment purposes. The Sub-Adviser may also trade for mergers if the original security is not the surviving security.~~

~~As of December 31, 2017, the MSCI Europe Index consists of securities from the following 15 developed markets: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The population of securities is divided into the following country groupings:~~

~~●~~ 	~~United Kingdom;~~
~~●~~ 	~~Austria, Germany, Netherlands, Switzerland;~~
~~●~~ 	~~Denmark, Finland, Norway, Sweden; and~~
~~●~~ 	~~Belgium, France, Ireland, Italy, Portugal, Spain~~

~~Each country grouping represents 25% of the Fund. The securities selected are equally weighted in the Fund.~~

~~The 30 securities are selected by applying the following analysis to each group on each Security Selection Date:~~

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~~●~~ 	~~The first screen evaluates the volatility of securities in the population. The Sub-Adviser calculates the coefficient of variation of each security for the prior 90 days. The coefficient of variation is the standard deviation of a security’s price. Securities with a lower coefficient of variation are considered less volatile. The 90 securities with the least volatility as measured by this screen are selected from each country grouping.~~
~~●~~ 	~~The second screen evaluates the degree of efficiency of the security’s asset management. The Sub-Adviser ranks the remaining securities based on forward-looking return on equity (“FROE”) calculated as the analysts’ (independent analysts’ covering the security) consensus estimate of each security’s earnings for the next year divided by the security’s equity. The 60 securities with the highest FROE are selected from each country grouping.~~
~~●~~ 	~~The last screen ranks securities based on a valuation model. The Sub-Adviser allocates approximately equal amounts of the Fund’s investments to the 30 securities with the best valuation based on the Edward Bell Ohlson (“EBO”) valuation to price ratio. The number of securities selected from each country grouping is based on the aggregate market capitalization of each country grouping relative to the total market capitalization on the Security Selection Date. The final selections from each grouping are made from the highest rated stocks based on the EBO valuation to price ratio.~~
~~●~~ 	~~The Sub-Adviser reviews the liquidity profile of the securities selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked securities with better liquidity in each grouping.~~

~~Between Security Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of stocks of the 30 selected securities in approximately the same proportion that such securities are then held in the Fund (determined based on market value).~~

~~The EBO valuation model provides an indication of the value of the equity securities by measuring the anticipated future production of income by that security after taking into account that security’s cost of equity. EBO valuation analysis is similar to discounted cash flow analysis, except that the EBO model relies on the measurement of residual income while discounted cash flow analysis relies on the measurement of free cash flow.~~

~~Securities, which as of the Security Selection Date, MSCI has announced will be removed from the MSCI Europe Index, will be removed from the universe of securities from which the Fund’s securities are selected.~~

~~MSCI country constituency is subject to change, and only countries in the MSCI Europe Index on the Security Selection Date are eligible for stock selection.~~

~~Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund’s total assets in a particular industry (“25% limitation”). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.~~

~~The Fund may invest in a combination of exchange-traded funds (“ETFs”) to assist with fund re-balances and to meet redemption or purchase requests.~~

~~The Fund may invest in financial futures, a type of derivative, to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain appropriate currency exposures.~~

~~The Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Equity securities risk
●	European investment risk
●	Foreign securities risk
●	License termination risk
●	Index investing risk
●	European investment risk
●	Passive investment risk
●	Tracking error risk
A-10

●	Limited management, trading cost and rebalance risk
●	Market risk
●	Derivatives risk
●	Exchange traded funds risk
~~●~~ 	~~Derivatives risk~~
~~●~~ 	~~Equity securities risk~~
~~●~~ 	~~European investment risk~~
~~●~~ 	~~Exchange-traded funds investing risk~~
~~●~~ 	~~Financial services risk~~
~~●~~ 	~~Foreign regulatory risk~~
~~●~~ 	~~Foreign securities risk~~
~~●~~ 	~~Forward foreign currency exchange contracts risk~~
~~●~~ 	~~Limited management, trading cost and rebalance risk~~
~~●~~ 	~~Managed portfolio risk~~
~~●~~ 	~~Non-diversification risk~~
~~●~~ 	~~Passive investment risk~~
~~●~~ 	~~Portfolio turnover risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). ~~The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.~~

~~To effectively manage cash inflows and outflows, the Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including the affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act. The Fund may also invest to some degree in money market instruments.~~

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Credit risk
●	Cybersecurity risk
●	Investment strategy risk
●	Issuer risk
●	Leverage risk
●	Liquidity risk
~~●~~ 	~~Accounting risk~~
~~●~~ 	~~Concentration risk~~
~~●~~ 	~~Currency risk~~
~~●~~ 	~~Cybersecurity risk~~
~~●~~ 	~~Expense risk~~
~~●~~ 	~~Investment strategy risk~~
~~●~~ 	~~Liquidity risk~~
~~●~~ 	~~Market risk~~
~~●~~ 	~~Redemption risk~~
~~●~~ 	~~Regulatory investment limits risk~~
~~●~~ 	~~Securities lending risk~~
~~●~~ 	~~Temporary defensive positions and large cash positions risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

A-11

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. Mellon Investments Corporation ("Mellon") is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon Corp.").  Mellon is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108. ~~On January 31, 2018, The Boston Company Asset Management LLC (“TBCAM”), a limited liability company organized under the laws of the Commonwealth of Massachusetts, and Standish Mellon Asset Management Company LLC (“Standish”), a limited liability company organized under the laws of the state of Delaware, merged into Mellon Capital Management Corporation (the “Reorganization”) and Mellon Capital Management Corporation (“Mellon Capital”) was renamed BNY Mellon Asset Management North America Corporation. BNY Mellon Asset Management North America Corporation (“BNYM AMNA”) is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp.”). Each of Mellon Capital, Standish and TBCAM were indirect subsidiaries of BNY Mellon Corp. BNYM AMNA is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.~~

Mellon ~~BNYM AMNA~~ supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. Mellon ~~BNYM AMNA~~ utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are:

Karen Q. Wong, CFA is a Manging Director, Equity Portfolio Managmement at Mellon ~~BNYM AMNA~~.  Ms. Wong has been a manager of the Fund since its inception.  Ms. Wong joined Mellon ~~BNYM AMNA~~ in 2000 as an associate portfolio manager.  In 2001, she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director.  Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds.  Ms. Wong holds a M.B.A from San Francisco State University and has been working in the investment industry since 1999.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.
Richard A. Brown, CFA, is a Managing Director, Equity Portfolio Management at Mellon ~~BNYM AMNA (formerly, Mellon Capital)~~.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon ~~BNYM AMNA~~ in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2014~~2002~~ .  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has been working in the investment industry since 1995.  Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco.  Mr. Brown has been a manager of the Fund since its inception.
Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon ~~BNYM AMNA (formerly, Mellon Capital)~~ since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has been working in the investment industry since 1982. Mr. Durante heads a team of portfolio managers covering domestic and international passive equity funds. Prior to joining Mellon ~~BNYM AMNA~~, he worked in the fund accounting department for Dreyfus.  Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.   Mr. Durante has been a manager of the Fund since its inception.

Ms. Wong, Mr. Brown, and Mr. Durante review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds. Ms. Wong, Mr. Brown, and Mr. Durante play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members’ roles.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement will be available in the Fund’s Annual Report for the period ended December 31, 2018.

A-12

APPENDIX B

Summary Prospectus – ~~August 13, 2010~~ June 24 , 2019

JNL/RAFI® Fundamental Asia Developed ~~Mellon Capital Pacific Rin 30~~Fund

(formerly, Mellon Capital Pacific Rim 30 Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to match the performance of the RAFI® Fundamental Asia Developed Index~~provide capital appreciation~~.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.19% ~~0.20%~~
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.19% ~~0.15%~~
Total Annual Fund Operating Expenses[2]	0.68% ~~0.65%~~

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.19% ~~0.20%~~
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.19% ~~0.15%~~
Total Annual Fund Operating Expenses[2]	0.38% ~~0.35%~~

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/RAFI® Fundamental Asia Developed~~Mellon Capital Pacific Rim 30~~ Fund Class A
1 year	3 years	5 years	10 years
$69 ~~$66~~	$216 ~~$208~~	$37 9 ~~$362~~	$84 7 ~~$810~~

B-1

JNL/RAFI® Fundamental Asia Developed~~Mellon Capital Pacific Rim 30~~ Fund Class I
1 year	3 years	5 years	10 years
$39 ~~$36~~	$12 2 ~~$113~~	$21 3 ~~$197~~	$4 80 ~~$443~~

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2018 - 12/31/2018 ~~1/1/2017 - 12/31/2017~~	95 ~~97~~	%* ~~%~~

* This portfolio turnover rate is for the JNL/Mellon Capital Pacific Rim 30 Fund.

Principal Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities (“Component Securities”) of the RAFI Fundamental Asia Developed Index (the “Index”). The Fund may invest the remainder of its assets in cash, securities, and instruments that are not Component Securities but which Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), believes will help the Fund track its Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Index is constructed by RAFI Indices, LLC (the “Index Provider”). The Index Provider uses a fundamental weighting approach to construct the Index, which includes a diversified universe of securities from developed Asian countries. A company’s eligibility for the universe is determined by the company’s relative size based on its fundamental weight, calculated using adjusted sales, cash flow, dividends and buybacks, and book value.

As of September 30, 2018, the Index consisted of 755 Component Securities. The Index is reconstituted annually and rebalanced on a quarterly staggered basis on the last business day of March, June, and September and the third Friday of December. The Index is split into four equal parts (tranches), and each tranche has equal weight at the March rebalance. Each tranche is rebalanced once a year to target weights determined for that quarter.

The Sub-Adviser uses a “passive” or “indexing” approach to try to achieve the Fund’s investment objective. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

The Fund may also invest in exchange-traded funds ("ETFs") to assist with index rebalances and to meet redemption or purchase requests. The Fund's holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.

The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities, from developed Asian countries. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

~~The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities of 30 companies selected from the MSCI Pacific Index.~~

~~The Fund selects 30 securities from the MSCI Pacific Index, based on screens evaluating volatility, efficiency of company management, and a valuation-to-price ratio. Half of the securities selected come from Japan, and the other half of the securities may come from Australia, Hong Kong, New Zealand, and Singapore. The securities selected are equal weighted in the Fund.~~

~~The 30 securities are selected once annually on the Security Selection Date. The next Security Selection Date will be on or about January 1 of each year.~~

~~BNY Mellon Asset Management North America Corporation ("BNYM AMNA" or "Sub-Adviser") generally uses a buy and hold strategy, trading only on or around each Security Selection Date, when cash flow activity occurs in the Fund, and for dividend reinvestment purposes. The Sub-Adviser may also trade for mergers if the original security included in the Fund’s portfolio is not the surviving security.~~

~~Certain provisions of the Investment Company Act of 1940, as amended (“1940”) Act and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.~~

~~The Fund may invest in a combination of exchange-traded funds ("ETFs") to assist with fund rebalances and to meet redemption or purchase requests.~~

B-2

~~The Fund may invest in financial futures, a type of derivative, to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund's objective. In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain appropriate currency exposures.~~

~~The Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. replicate an index.
●	Asian investment risk – Investing in Asia involves many of the same risks as investing in foreign securities. In addition, since Asia includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.
●
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●
Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

●
License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies. The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy or receive important data from the licensor. Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

●
Index investing risk – The Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. Should a Fund engage in index sampling, the performance of the securities selected will not provide investment performance matching that of the Index.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements, may limit the ability of a Fund to completely replicate an index.

●
Passive investment risk – The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of, the Index, regardless of their investment merits. Therefore, the Fund would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.

●
Tracking error risk – Tracking error is the divergence of the Fund’s performance from that of the Index. The Fund’s return may not match the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.

B-3

●
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

●
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
●
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.

●	Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
~~●~~ 	~~Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.~~
~~●~~ 	~~Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.~~
~~●~~ 	~~Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.~~
~~●~~ 	~~Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.~~
B-4

~~●~~ 	~~Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.~~
~~●~~ 	~~Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.~~
~~●~~ 	~~Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.~~
~~●~~ 	~~Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.~~
~~●~~ 	~~Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.~~
~~●~~ 	~~Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.~~
~~●~~ 	~~Pacific Rim investing risk – The Pacific Rim economies are in various stages of economic development. Many of the Pacific Rim economies may be intertwined, so they may experience recessions at the same time. Furthermore, many of the Pacific Rim economies are characterized by high inflation, undeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. If the Fund concentrates investments in Pacific Rim markets, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within the Pacific Rim region and to be more volatile than the performance of more geographically diversified funds.~~
~~●~~ 	~~Passive investment risk – The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of, the Index, regardless of their investment merits. Therefore, the Fund would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.~~
~~●~~ 	~~Portfolio turnover risk – Active trading, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.~~

B-5

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to June 24 , 2019 reflects the Fund’s results when the Fund’s principal investment strategies were different, and the Fund tracked the MSCI Pacific Index (Net). Effective June 24 , 2019, for consistency with the Fund’s principal investment strategies, the Fund’s primary benchmark, the MSCI Pacific Index (Net), was replaced with the RAFI Fundamental Asia Developed Index ( Gross ). The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  The RAFI Fundamental Asia Developed Index (Gross) represents the total return of the index over the applicable periods (total return assumes no taxation of foreign dividends whereas Fund shareholders would experience taxation of foreign dividends).

Effective June 24, 2019, for consistency with the Fund's principal investment strategies, the Fund has included the MSCI Pacific Index (Net) as its secondary benchmark.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31
Class A

Best Quarter (ended 6/30/2009): 26.42%; Worst Quarter (ended 3/31/2009): -13.65%
~~Best Quarter (ended 6/30/2009): 26.42%; Worst Quarter (ended 3/31/2009): -13.65%~~
Annual Total Returns as of December 31
Class I
Best Quarter (ended 6/30/2009): 26.39%; Worst Quarter (ended 3/31/2009): -13.54%
~~Best Quarter (ended 6/30/2009): 26.39%; Worst Quarter (ended 3/31/2009): -13.54%~~

B-6

Average Annual Total Returns as of 12/31/2018
	1 year	5 year	10 year
JNL/RAFI® Fundamental Asia Developed Fund (Class A)	-13.86%	4.74%	8.14%
RAFI® Fundamental Asia Developed Index ( Gross ) (reflects no deduction for fees, expenses, or taxes)	-14.87%	3.23%	7.05%
MSCI Pacific Index (Net) (reflects no deduction for fees, expenses, or taxes)	-12.02%	2.73%	6.76%
~~Average Annual Total Returns as of 12/31/2017~~
	~~1 year~~	~~5 year~~	~~Life of Fund (October 06, 2008)~~
~~JNL/Mellon Capital Pacific Rim 30 Fund (Class A)~~	~~23.24 %~~	~~10.52 %~~	~~10.13 %~~
~~MSCI Pacific Index (Net) (reflects no deduction for fees, expenses, or taxes)~~	~~24.64 %~~	~~9.00 %~~	~~7.73 %~~

Average Annual Total Returns as of 12/31/2018
	1 year	5 year	10 year
JNL/RAFI® Fundamental Asia Developed Fund (Class I)	-13.62%	4.96%	8.37%
RAFI® Fundamental Asia Developed Index ( Gross ) (reflects no deduction for fees, expenses, or taxes)	-14.87%	3.23%	7.05%
MSCI Pacific Index (Net) (reflects no deduction for fees, expenses, or taxes)	-12.02%	2.73%	6.76%
~~Average Annual Total Returns as of 12/31/2017~~
	~~1 year~~	~~5 year~~	~~Life of Class (October 06, 2008)~~
~~JNL/Mellon Capital Pacific Rim 30 Fund (Class I)~~	~~23.49 %~~	~~10.73 %~~	~~10.35 %~~
~~MSCI Pacific Index (Net) (reflects no deduction for fees, expenses, or taxes)~~	~~24.64 %~~	~~9.00 %~~	~~7.73 %~~

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Investments Corporation ("Mellon") ~~BNY Mellon Asset Management North America Corporation~~

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong, CFA	2008	Managing Director, Mellon ~~BNYM AMNA~~
Richard A. Brown, CFA	2008	Managing Director, Mellon ~~BNYM AMNA~~
Thomas J. Durante, CFA	2010	Managing Director, Mellon ~~BNYM AMNA~~

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

B-7

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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JNL/RAFI® Fundamental Asia Developed~~Mellon Capital Pacific Rim 30~~ Fund

(formerly, the JNL/Mellon Capital Pacific Rim 30 Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to match the performance of the RAFI® Fundamental Asia Developed Index~~provide capital appreciation~~.

Principal Investment Strategies.The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities (“Component Securities”) of the RAFI Fundamental Asia Developed Index (the “Index”). The Fund may invest the remainder of its assets in cash, securities, and instruments that are not Component Securities but which Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), believes will help the Fund track its Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Index is constructed by RAFI Indices, LLC (the “Index Provider”). The Index Provider uses a fundamental weighting approach to construct the Index, which includes a diversified universe of securities from developed Asian countries.

The universe for the Index construction process starts with all common equity securities traded on primary exchanges, which meet and pass minimum liquidity and investability (capacity) requirements, issued by companies that are assigned to the developed Asian countries by the Index Provider. The Index Provider assigns companies to countries and promulgates that assignment to securities. Eligible securities are then determined by selecting companies based on fundamental weight, calculated using four accounting measures from company financial statements: (i) de-levered sales, calculated as company sales averaged over the past five years multiplied by the ratio of average equity to average assets; (ii) cash flow, taken as the company operating cash flow averaged over the past five years; (iii) dividends plus buybacks, calculated using the average dividends paid and share buybacks over the past five years; and (iv) book value, taken as the most recent company book value.

As of September 30, 2018, the Index consisted of 755 Component Securities. The Index is reconstituted annually and rebalanced on a quarterly staggered basis on the last business day of March, June, and September and the third Friday of December. The Index is split into four equal parts (tranches), and each tranche has equal weight at the March rebalance. Each tranche is rebalanced once a year to target weights determined for that quarter.

The Sub-Adviser uses a “passive” or “indexing” approach to try to achieve the Fund’s investment objective. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

The Fund may also invest in exchange-traded funds ("ETFs") to assist with index rebalances and to meet redemption or purchase requests. The Fund's holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.

The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities, from developed Asian countries. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

~~The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities of 30 companies selected from the MSCI Pacific Index.~~

~~The 30 securities are selected once annually on the Security Selection Date. The Security Selection Date is on or about January 1 of each year. BNY Mellon Asset Management North America Corporation (“BNYM AMNA” or “Sub-Adviser”) generally uses a buy and hold strategy, trading only on or around each Security Selection Date, when cash flow activity occurs in the Fund, and for dividend reinvestment purposes. The Sub-Adviser may also trade for mergers if the original security is not the surviving security.~~

~~As of December 31, 2017, the MSCI Pacific Index consisted of the following 5 developed market countries: Australia, Hong Kong, Japan, New Zealand, and Singapore. The population of securities is divided into the following country groupings:~~

~~●~~ 	~~Japan; and~~
~~●~~ 	~~Australia, Hong Kong, New Zealand, and Singapore~~

~~Half of the securities selected come from Japan, and the other half of the securities may come from Australia, Hong Kong, New Zealand, and Singapore. The securities selected are equally weighted in the Fund.~~

~~The 30 securities are selected by applying the following analysis to each group on each Security Selection Date:~~

~~●~~ 	~~The first screen evaluates the volatility of stocks in the population. The Sub-Adviser calculates the coefficient of variation of each security for the prior 90 days. The coefficient of variation is the standard deviation of a security’s price. Securities with a lower coefficient of variation are considered less volatile. The 90 securities with the least volatility as measured by this screen are selected from each country grouping.~~
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~~●~~ 	~~The second screen evaluates the degree of efficiency of the security’s asset management. The Sub-Adviser ranks the remaining securities based on forward-looking return on equity (“FROE”) calculated as the analysts’ (independent analysts covering the securities) consensus estimate of each security’s earnings for the next year divided by the security’s equity. The 60 securities with the highest FROE are selected from each country grouping.~~
~~●~~ 	~~The last screen ranks securities based on a valuation model. The Sub-Adviser allocates approximately equal amounts of the Fund’s investments to the 30 securities with the best valuation based on the Edward Bell Ohlson (“EBO”) valuation to price ratio. Fifteen securities are selected from each country grouping on the Security Selection Date from the highest rated securities based on the EBO valuation to price ratio.~~
~~●~~ 	~~The Sub-Adviser reviews the liquidity profile of the securities selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked securities with better liquidity in each grouping.~~

~~Between Security Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of stocks of the 30 selected securities in approximately the same proportion that such securities are then held in the Fund (determined based on market value).~~

~~The EBO valuation model provides an indication of the value of the equity securities by measuring the anticipated future production of income by that security after taking into account that security’s cost of equity. EBO valuation analysis is similar to discounted cash flow analysis, except that the EBO model relies on the measurement of residual income while discounted cash flow analysis relies on the measurement of free cash flow.~~

~~Securities, which as of the Security Selection Date, MSCI has announced will be removed from the MSCI Pacific Index, will be removed from the universe of securities from which the Fund’s securities are selected.~~

~~MSCI country constituency is subject to change, and only countries in the MSCI Pacific Index on the Security Selection Date are eligible for security selection.~~

~~Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund’s total assets in a particular industry (“25% limitation”). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.~~

~~The Fund may invest in a combination of exchange-traded funds (“ETFs”) to assist with fund re-balances and to meet redemption or purchase requests.~~

~~The Fund may invest in financial futures, a type of derivative, to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain appropriate currency exposures.~~

~~The Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Equity securities risk
●	Asian investment risk
●	Foreign securities risk
●	Foreign regulatory risk
●	License termination risk
●	Index investing risk
●	Passive investment risk
●	Tracking error risk
●	Limited management, trading cost and rebalance risk
●	Market risk
●	Derivatives risk
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●	Exchange-traded funds investing risk
~~●~~ 	~~Derivatives risk~~
~~●~~ 	~~Equity securities risk~~
~~●~~ 	~~Exchange-traded funds investing risk~~
~~●~~ 	~~Financial services risk~~
~~●~~ 	~~Foreign regulatory risk~~
~~●~~ 	~~Foreign securities risk~~
~~●~~ 	~~Forward and futures contract risk~~
~~●~~ 	~~Limited management, trading cost and rebalance risk~~
~~●~~ 	~~Managed portfolio risk~~
~~●~~ 	~~Non-diversification risk~~
~~●~~ 	~~Pacific Rim investing risk~~
~~●~~ 	~~Passive investment risk~~
~~●~~ 	~~Portfolio turnover risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). ~~The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.~~

~~To effectively manage cash inflows and outflows, the Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including the affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act. The Fund may also invest to some degree in money market instruments.~~

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Credit risk
●	Cybersecurity risk
●	Investment strategy risk
●	Issuer risk
●	Leverage risk
●	Liquidity risk
~~●~~ 	~~Accounting risk~~
~~●~~ 	~~Concentration risk~~
~~●~~ 	~~Currency risk~~
~~●~~ 	~~Cybersecurity risk~~
~~●~~ 	~~Expense risk~~
~~●~~ 	~~Investment strategy risk~~
~~●~~ 	~~Liquidity risk~~
~~●~~ 	~~Market risk~~
~~●~~ 	~~Redemption risk~~
~~●~~ 	~~Regulatory investment limits risk~~
~~●~~ 	~~Securities lending risk~~
~~●~~ 	~~Temporary defensive positions and large cash positions risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

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The Sub-Adviser and Portfolio Management. Mellon Investments Corporation ("Mellon") is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon Corp.").  Mellon is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.  ~~On January 31, 2018, The Boston Company Asset Management LLC ("TBCAM"), a limited liability company organized under the laws of the Commonwealth of Massachusetts, and Standish Mellon Asset Management Company LLC ("Standish"), a limited liability company organized under the laws of the state of Delaware, merged into Mellon Capital Management Corporation (the "Reorganization") and Mellon Capital Management Corporation ("Mellon Capital") was renamed BNY Mellon Asset Management North America Corporation.  BNY Mellon Asset Management North America Corporation ("BNYM AMNA") is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon Corp.").  Each of Mellon Capital, Standish and TBCAM were indirect subsidiaries of BNY Mellon Corp.  BNYM AMNA is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.~~

Mellon ~~BNYM AMNA~~ supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities.  Mellon ~~BNYM AMNA~~ utilizes teams of investment professionals acting together to manage the assets of the Fund.  The team meets regularly to review portfolio holdings and to discuss purchase and sale activity.  The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objective.  The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:
Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon ~~BNYM AMNA (formerly, Mellon Capital)~~.  Ms. Wong has been a manager of the Fund since its inception.  Ms. Wong joined Mellon ~~BNYM AMNA~~ in 2000 as an associate portfolio manager.  In 2001, she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director.  Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds.  Ms. Wong holds a M.B.A from San Francisco State University and has been working in the investment industry since 1999.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.
Richard A. Brown, CFA, is a Managing Director, Equity Portfolio Management at Mellon ~~BNYM AMNA (formerly, Mellon Capital)~~.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon ~~BNYM AMNA~~ in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2014~~2002~~.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has been working in the investment industry since 1995.  Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco.  Mr. Brown has been a manager of the Fund since its inception.
Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon ~~BNYM AMNA (formerly, Mellon Capital)~~ since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has been working in the investment industry since 1982. Mr. Durante heads a team of portfolio managers covering domestic and international passive equity funds. Prior to joining Mellon ~~BNYM AMNA~~, he worked in the fund accounting department for Dreyfus.  Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.   Mr. Durante has been a manager of the Fund since its inception.
Ms. Wong, Mr. Brown, and Mr. Durante review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds. Ms. Wong, Mr. Brown, and Mr. Durante play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement will be available in the Fund’s Annual Report for the period ended December 31, 2018.

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